Restricted Cash	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Restricted Cash [Abstract]
RESTRICTED CASH

NOTE 6 — RESTRICTED CASH

As of September 30, 2024 and December 31, 2023, the Company has $13,657,974 and $16,816,842 fund held in escrow, respectively. Fund held in escrow primarily comprised of escrow funds held in bank accounts on behalf of the Company’s customers. The Company is currently acted as a custodian to manage the assets and investment portfolio on behalf of its customers under the terms of certain contractual agreements, which the Company does not have the right to use for any purposes, other than managing the portfolio. Upon receiving escrow funds, the Company records a corresponding escrow liability.

NOTE 6 — RESTRICTED CASH

Pursuant to the Meteora Backstop Agreement dated November 9, 2022, the fund held in the escrow account for the forward share purchase is restricted to the Company for the nine months following the consummation of the Business Combination in November 2022, unless the investors (“Meteora”) sell the shares in the market or redeems the shares. Notwithstanding the sale of shares by Meteora, the restricted cash will be used to settle any of the Company’s repurchase obligations.

On June 29, 2023, the Company and Meteora entered into an agreement to early terminate the Meteora Backstop Agreement. Prior to the termination, Meteora sold 1,191,016 shares in the open market at a price ranging from $1.51 to $1.61 per share.

Pursuant to the early termination clauses of Meteora Backstop Agreement, the Company released $14.0 million from restricted cash to settle the obligation to Meteora.

Pursuant to the termination agreement, the Company is not obligated to purchase the remaining 124,949 shares (the “Shares”) from Meteora and they shall have no obligation to sell the Shares to the Company. In addition, they may dispose the Shares at its discretion in the open market not less than $2 per share before September 29, 2023 and no conditions or restrictions thereafter. As a result, the Company released the remaining $1.5 million from restricted cash to settle the obligation to Meteora.

With the early termination and sale of shares by Meteora, the forward share purchase liability (“FSP liability”) was fully settled and a loss on settlement of $378,895 was recorded in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2023.

As of December 31, 2023, restricted cash included the funds held on behalf of the customers, the Company is acted as a custodian to manage the assets and investment portfolio on behalf of its customers under the terms of certain contractual agreements, which the Company does not have the right to use for any purposes, other than managing the portfolio. Upon receiving escrow funds, the Company records a corresponding escrow liability.